UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2025

THE MARQUIE GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Florida	000-54163	26-2091212
(State of Other Jurisdiction	(Commission File	(IRS Employer
Of Incorporation)	Number)	Identification No.)

7901 4th Street North, Suite 4887 St. Petersburg, Florida	33702
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 351-3021

 _________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On October 20, 2025, Marc Angell, the Chief Executive Officer and controlling shareholder of The Marquie Group, Inc. (hereafter, “Company”), and Jacquie Angell, entered into a Purchase Agreement, as amended (the “Purchase Agreement”) and attached hereto as Exhibit 10.1, with GetGolf.com (“GetGolf”), for $500,000 payable over 24 months, with respect to the sale of: (i) 200 Series A Preferred shares of the Company (the Series A Shares”), which Series A Shares have 80% of the vote of all classes of voting stock of the Company at all times, and (ii) that certain promissory note issued by the Company, in the name of Jacquie Angell in the principal amount of $2,000,000 (the “Angell Note”); and (iii) the return to treasury 666,700 held by the Angell Family Trust. Pursuant to the terms of the Purchase Agreement, the Series A Shares will be returned to treasury and reissued to the incoming Chief Executive Officer and Directors, as further detailed below. Also, pursuant to the Purchase Agreement, Marc and Jacquie Angell will retain all rights, title and interest to the trademarks, copyrights and other intellectual property pertaining to the Music of Your Life brand, and GetGolf will assign and transfer to the Company all rights, title and ownership interest in “Stand By Golf”, “Mountain Brook Golf Club” and "Apache Creek Golf Club”. Marc Angell will remain with the Company as its Secretary, Treasurer, and Chief Financial Officer for an initial term of 24 months.

Item 2.01 Completion of Acquisition or Disposition of Assets

On October 20, 2025, pursuant to the Purchase Agreement, the Company completed the disposition of all rights, title and interest to the trademarks, copyrights and other intellectual property pertaining to The Music of Your Life brand as described in Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities

On October 20, 2025, pursuant to the terms of the Purchase Agreement, the Company returned all 200 Series A Shares to treasury and simultaneously reissued in the aggregate all 200 Series A Shares to Jeff Foster (67) and Kelly Kirchhoff (133), the incoming Chief Executive Officer and Directors of the Company, for such consideration as described in Item 1.01 above.

Also on October 20, 2025, 666,700 shares of common stock held in the name of the Angell Family Trust were returned to treasury.

In connection with the foregoing, all of the parties are either “accredited investors” as defined pursuant to Rule 501 of Regulation D or have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of receiving the securities. No solicitation was made and no underwriting discounts were given or paid in connection with this transaction. The Company believes that the sale of its securities in connection with the Purchase Agreement was exempt from registration with the Securities and Exchange Commission pursuant to Section 4(2) of the Securities Act of 1933.

Item 5.01 Changes in Control of Registrant

On October 20, 2025, pursuant to the Purchase Agreement entered into between Marc and Jacquie Angell and GetGolf, GetGolf purchased of all 200 Series A Shares in exchange for $500,000 payable over 24 months. Following the sale of the Series A Shares, neither Marc or Jacquie Angell are individually or collectively, a controlling shareholder of the Company.

As of October 20, 2025, in connection with the Purchase Agreement described in Item 1.01 above, Jeff Foster, and Kelly Kirchhoff, due to their holdings of the Series A Shares, hold a controlling beneficial interest in the Company and, unless an event of default occurs in respect of the Purchase Agreement, may unilaterally determine the election of the Board and other substantive matters requiring approval of the Company’s stockholders.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 20, 2025, Marc Angell was replaced as the Chairman of the Board of Directors and as the Company’s Chief Executive Officer by Mr. Jeff Foster. Mr. Angell was subsequently appointed as the Company’s Chief Financial Officer, Secretary and Treasurer, and Kelly Kirchhoff was appointed to the Board of Directors. A summary of the background and business experience of each of Jeff Foster, Marc Angell and Kelly Kirchhoff is as follows:

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Jeff Foster, 69, Chairman of the Board, Chief Executive Officer. Mr. Jeff Foster, age 69, has more than 25 years of experience in entrepreneurial business development, operations, and industry leadership across the automotive, telecommunications, hospitality, and golf sectors. Early in his career, he became the youngest licensed automobile wholesaler in the State of Florida and later established one of Arizona’s largest independent cellular communications companies during the expansion of mobile telecommunications in the 1980s.

Mr. Foster has extensive experience within the golf industry. He is the founder of Arizona Fairways Magazine, which became a leading regional golf publication and served as the Official Golf Guide of the Arizona Golf Association. He also founded Arizona Golf and Travel, including a marketing model that facilitated travel-related barter transactions between golf properties and advertisers. Mr. Foster served three terms as President of the Southwest Golf Media Association.

Most recently, in 2013, Mr. Foster founded GETGOLF, a technology platform designed to facilitate real-time tee-time access, golf travel planning, and networking opportunities for golfers and course operators. He has also served as the CEO of GETGOLF since inception

On October 20, 2025, Mr. Foster was appointed Chairman of the Board and Chief Executive Officer of The Marquie Group, Inc. There are no family relationships between Mr. Foster and any director or executive officer of the Company, and there are no arrangements or understandings pursuant to which he was selected as a director. In addition, Mr. Foster has no direct or indirect material interest in any transaction requiring disclosure under Item 404(a) of Regulation S-K.\

Marc Angell, 68, Chief Financial Officer, Treasurer and Secretary. Marc Angell, former Chief Executive Officer of The Marquie Group, Inc. from November 2012 through October 20, 2025, is the current Secretary, Treasurer and Chief Financial Officer of The Marquie Group, Inc. Mr. Angell’s career in media and broadcasting began in 1976 where he studied Broadcast Journalism at Columbia College in Hollywood, CA. After many years of working in the entertainment industry, Angell's trajectory took a significant turn when he acquired the renowned "Music of Your Life" trademark in 2008. Since 1978, "Music of Your Life" has been a cornerstone of the Adult Standards music format, broadcasting throughout the United States and Canada, and holds the title as the longest running non-stop music radio broadcast in the world. In November 2012, Angell founded Music of Your Life, Inc., an entertainment company aimed at expanding the brand beyond radio into television programming, live concerts, internet radio, and merchandising. The brand, known for its celebrity announcers, has been featured in popular TV shows, movies, celebrity cruises, and Time Life music collections.

In January 1990 Mr. Angell founded Angellcom, a supplier and distributor of one-way paging devices in the U.S. where he remained CEO until 1999. Mr. Angell conceptualized, designed, and marketed one-way pagers for Angellcom that broke the traditional mold of pagers by offering them in multiple, vibrant colors. He also delivered the nation's first alpha-numeric pager that sold for under $100. As a result, Angellcom became one of the largest suppliers of one-way pagers in North America.

During the 1990s, Mr. Angell was also involved in the land mobile radio business as a license holder and manager of 220MHz radio systems throughout the United States and Mexico. Angell became the first US citizen to hold a spectrum license in Mexico.

In 2000, Angell founded Planet Halo, a wireless telecommunications company where he served as CEO. There, he developed the "Halo," a wireless messaging device and software platform that offered a cost-effective alternative to the Blackberry. Under his leadership, Planet Halo launched the nation’s first wireless MESH system for marine use, providing wireless internet access to Ventura Harbor, California. In May 2004, he sold Planet Halo to Concierge Technologies, Inc., now known as Marygold, Inc. (NYSE: MGLD). Previously, Angell served as a director at Wireless Village, Inc., a telecommunications solutions provider, and at Concierge Technologies, Inc., a public company, from June 2004 to January 2008.

Angell was the creator, and first-to-market with the “iPad” trademark, the “HALO” trademark, and the “WINGS” trademark, all of which were successfully negotiated with their respective current owners.

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Kelly L. Kirchhoff, 58, Director. Kelly L. Kirchhoff was appointed to the Board of Directors of The Marquie Group, Inc. on October 20, 2025. Mr. Kirchhoff currently serves as Chief Executive Officer of Digital Research Solutions Inc., bringing more than 36 years of experience in sales, marketing, and business management across multiple industries.

Early in his career, Mr. Kirchhoff founded and oversaw several privately held businesses before transitioning into financial services, where he served as a Financial Consultant with PaineWebber, UBS Financial Services, and Stifel Financial Corp. During his tenure in the securities industry, he earned recognition multiple times as a top-tier performer in client advisory and portfolio development.

Mr. Kirchhoff later joined Digital Research Solutions Inc., where he has served as the Chief Executive Officer since 2015. Under his leadership, the company established its first patent, advanced consumer-focused product development through multiple phases, and integrated artificial intelligence capabilities into its software platform. He has extensive experience in corporate oversight, strategic growth planning, team leadership, and financial management.

Mr. Kirchhoff has no familial relationships with any executive officer or director of The Marquie Group, Inc., and there are no related-party transactions requiring disclosure under Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a)(4) of Form 8-K, the Company will file audited abbreviated financial statements required by Item 9.01(a) of Form 8-K in an amendment to this Form 8-K no later than 71 calendar days from October 20, 2025.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(a)(4) of Form 8-K, the Company will file the pro forma financial information required by Item 9.01(b) of Form 8-K in an amendment to this Form 8-K no later than 71 calendar days from October 20, 2025.

(d)	Exhibits.

Exhibit No.	Description
10.1	Purchase Agreement between Marc and Jacquie Angell and GetGolf.com
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Marquie Group, Inc.

Date: October 29, 2025	By:	/s/ Jeff Foster
	Name:	Jeff Foster
	Title:	Chief Executive Officer

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